UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2021

Yijia Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-218733	35-2583762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1623, Tianxia International Center B,

Taoyuan Road, Nanshan District, Shenzhen, Guangdong

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 0755 3397 5792

______________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01: Changes In Registrant’s Certifying Accountant

On June 9, 2021, the Board of Directors of the Company approved the re-engagement of Exelient PAC (“Exelient”) as our independent registered public accounting firm. Exelient was the Company’s former independent registered public accounting firm until the date of their resignation on May 25, 2021. Exelient’s resignation as the Company’s independent registered public accounting firm was reported on Form 8-K filed on June 1, 2021.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits:

16.1 Letter from Exelient PAC, dated May 28, 2021 to the United States Securities Exchange Commission. (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 1, 2021.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	YIJIA GROUP CORP.

	By:	/s/ Shaoyin Wu
Name: Shaoyin Wu Title: Chief Executive Officer

2